SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20, 2004

                           GREAT PEE DEE BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                         000-23521                      562050592
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(State or Other Jurisdiction)   (Commission File No.)         (I.R.S. Employer
   of Incorporation)                                        Identification No.)


515 Market Street, Cheraw, South Carolina                           29520
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (843) 537-7656
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits
         -------------------------------------------------------------------

         The Index of Exhibits immediately precedes the attached exhibits.

Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

     On July 20, 2004, the Company issued a press release regarding its earnings for the fiscal year ended June 30, 2004. The press release is included as
Exhibit 99 to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           GREAT PEE DEE BANCORP, INC.



DATE: July 26, 2004                    By: /s/ Herbert W. Watts
                                           -------------------------------------
                                           Herbert W. Watts
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

         Exhibit No.                       Description

            99                     Press Release of Great Pee Dee Bancorp, Inc.

                                   EXHIBIT 99

                  PRESS RELEASE OF GREAT PEE DEE BANCORP, INC.